Exhibit 11 under Form N-1A
                       Exhibit 23 under Item 601/Reg. S-K










               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the references to our firm under the captions "Financial Highlights" and to the use of our report dated June 13, 1997, in Post-Effective Amendment Number 29 to the Registration Statement (Form N-1A No. 33-3164) and the related Prospectuses of Federated Short-Term Income Fund (a portfolio of Federated Income Securities Trust).



                                                           /s/ Ernst & Young LLP



Pittsburgh, Pennsylvania

June 23, 1997